SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549




                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): September 11, 1997


                        FISHER SCIENTIFIC INTERNATIONAL INC.
                 (Exact name of registrant as specified in charter)




                                      Delaware
                            (State or other jurisdiction
                                  of incorporation)

                   1-10920                                02-0451017
           (Commission File No.)                       (IRS employer
                                                        identification no.)

           Liberty Lane, Hampton, New Hampshire           03842
         (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code (603) 926-5911







         ITEM 5.   OTHER EVENTS.

                   On August 11, 1997, Fisher Scientific International Inc. (the "Registrant") entered into a First Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") with FSI Merger Corp., a Delaware corporation ("FSI"). The Merger Agreement amends and restates the Agreement and Plan of Merger, dated as of August 7, 1997 (the "Original Agreement") between the Registrant and FSI.

                   The Original Agreement was modified to reflect the adverse impact on the Registrant of the United Parcel Service of America, Inc. strike that took place in August 1997 and to enhance the likelihood of completing the proposed transaction between FSI and the Registrant by the end of 1997. The Merger Agreement contemplates, among other things, the merger (the "Merger") of FSI with and into the Registrant. The Merger is conditioned upon, among other things, approval of the shareholders of the Registrant and upon certain regulatory approvals. A copy of the Merger Agreement is attached as
         Exhibit 1 hereto and is incorporated herein by reference in its entirety.

                   On September 11, 1997, the Registrant's Board of Directors also declared a regular quarterly dividend of $.02 per share on the Registrant's common stock, payable on October 15, 1997 to holders of record on October 1, 1997.

                   A copy of the press release issued by the Registrant announcing the execution of the Merger Agreement and the declaration of the quarterly dividend is attached as Exhibit 2 hereto and is incorporated herein by reference in its entirety.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)  Exhibits

                   1. First Amended and Restated Agreement and Plan of Merger, dated as of September 11, 1997, by and between the Registrant and FSI Merger Corp.

                   2.   Press Release dated September 12, 1997.







                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FISHER SCIENTIFIC
                                            INTERNATIONAL INC.



                                          By:    /s/ Paul M. Meister
                                             Name:   Paul M. Meister
                                             Title:  Senior Vice
                                                     President and Chief
                                                     Financial Officer


         Dated:  September 12, 1997








































                                  EXHIBIT INDEX



         Exhibit
           No.     Description


           1. First Amended and Restated Agreement and Plan of Merger, dated as of September 11, 1997, by and between the Registrant and FSI Merger Corp.

           2.      Press Release dated September 12, 1997.